SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 19, 2007

                                 LTX CORPORATION
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               (Exact name of registrant as specified in charter)

            Massachusetts                             04-2594045
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           (State or other                          (IRS Employer
    jurisdiction of incorporation)                Identification No.)


825 University Avenue, Norwood, Massachusetts           02062
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  (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (781) 461-1000
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          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         1. Equity Awards
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            On September 19, 2007, the Compensation Committee of the Company's
            Board of Directors approved the grant of restricted stock units (the "Units") to the Company's executive officers in the amounts set forth below under the Company's 2004 Stock Plan. Each Unit has a value equal to one share of LTX common stock. The Units are granted under restricted stock unit agreements substantially similar to the form of agreement filed on March 13, 2006 as Exhibit 10.21 to the Company's Form 10-Q, and the Units are time vested over four years in 25% increments per year on September 19, 2008, September 19, 2009, September 19, 2010 and September 19, 2011. The following table sets forth the number of Units granted to each named executive officer:

            Executive Officer                                    Units
            -----------------                                    -----

            David G. Tacelli                                    280,000
            Mark J. Gallenberger                                125,000
            Peter Rood                                           60,000


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  September 21, 2007          LTX Corporation
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                                   By:  /s/ Mark J. Gallenberger
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                                        Mark J. Gallenberger
                                        Vice President & Chief Financial Officer